                                                                   EXHIBIT 25(a)
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)
                  --------------------------------------------

                                    NBD BANK
               (Exact name of Trustee as specified in its charter)


      611 WOODWARD AVENUE
       DETROIT, MICHIGAN          48226             38-0864715
     (Address of principal      (Zip Code)       (I.R.S. Employer
       executive offices)                        Identification No.)


    NBD BANK
    611 WOODWARD AVENUE
    DETROIT, MICHIGAN 48226
    CORPORATE TRUST ADMINISTRATION
    ATTN: ERNEST J. PECK, VICE PRESIDENT
    TELEPHONE: (313) 225-2025
    (Name, Address and Telephone number of agent for service)



                             CMS ENERGY CORPORATION
               (Exact name of obligor as specified in its charter)


          MICHIGAN                                        38-2726431
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

  FAIRLANE PLAZA SOUTH, SUITE 1100
        330 TOWN CENTER DRIVE
         DEARBORN, MICHIGAN                                 48126
(Address of principal executive offices)                  (Zip Code)


                             SENIOR DEBT SECURITIES
                         (Title of Indenture Securities)

ITEM 1    GENERAL INFORMATION.
          Furnish the following information as to the Trustee:

              (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT:

          State of Michigan Financial Institutions Bureau, Lansing, MI Federal Reserve Bank of Chicago, Chicago, Illinois
          Federal Deposit Insurance Corporation, Washington, D.C.

              (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is authorized to exercise corporate trust powers.

ITEM 2    AFFILIATIONS WITH THE OBLIGOR.
          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
          The obligor is not an affiliate of the Trustee.

ITEM 3    VOTING SECURITIES OF THE TRUSTEE.
          The following information is furnished as to each class of voting securities of the Trustee:

                             As of December 9, 1998
------------------------------------------------------------------------------
          Column A                                           Column B
------------------------------------------------------------------------------
          Title of Class                                     Amount Outstanding
------------------------------------------------------------------------------
   Common Stock, par value $12.50 per share                  8,948,648 shares

ITEM 4    TRUSTEESHIPS UNDER OTHER INDENTURES

                                      None.

ITEM 5 THROUGH ITEM 15            Not applicable

ITEM 16   LIST OF EXHIBITS:

          EXHIBIT (1) A COPY OF THE ARTICLES OF INCORPORATION OF THE TRUSTEE NOW IN EFFECT

            Incorporated by reference to Exhibit (1) to Item 16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

            EXHIBIT (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS

                 Incorporated by reference to Exhibit (2) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

            EXHIBIT (3) AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS
                 Incorporated by reference to Exhibit (3) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission,

          Registration No. 22-4501.*


          EXHIBIT (4) BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT
            Incorporated by reference to Exhibit (4) to Item 16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

          EXHIBIT (5) Not Applicable.

          EXHIBIT (6) CONSENT BY THE TRUSTEE REQUIRED BY SECTION 321 (B) OF THE ACT.

          Incorporated by reference to Exhibit (6) to Item 16 of Form
          T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

          EXHIBIT (7) A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

          EXHIBIT (8) Not applicable.

          EXHIBIT (9) Not applicable.

* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 26th day of March, 1999.


                                NBD BANK, Trustee

                                By:  /s/  Ernest J. Peck
                                    ---------------------------------
                                    Ernest J. Peck
                                    Vice President